UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 4, 2009
PLIANT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52325	43-2107725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1475 Woodfield Road, Suite 700
Schaumburg, IL 60173
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (847) 969-3300
N.A.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 4, 2009, Pliant Corporation (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister its Series AA preferred stock and suspend its reporting obligations under the Securities Exchange Act of 1934. The Company will cease filing all periodic reports and forms, including Forms 10-K, 10-Q, and 8-K, with the SEC. As a result, the Company’s Series AA preferred stock will cease to be eligible to trade on the Over-the-Counter Bulletin Board.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION
Date: March 4, 2009	By:	/s/ Stephen T. Auburn
Stephen T. Auburn
Vice President, General Counsel and Secretary